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                                                                      EXHIBIT 21

                        SUBSIDIARIES OF NGC CORPORATION


                                                           STATE OR JURISDICTION
                                                              OF INCORPORATION
NAME OF SUBSIDIARY                                            OR ORGANIZATION
------------------                                         ---------------------

Accord Energy Limited                                         United Kingdom

Bradshaw Gathering System Joint Venture                            Texas

Caney River Transmission Company                                  Delaware

Clearinghouse Holdings, Inc.                                      Delaware

ECI Capital Corporation                                            Texas

Electric Clearinghouse, Inc.                                       Texas

Ellisburg Leidy N.E. Hub (general partnership)                 Pennsylvania

Enerchange LLC (limited liability company)                        Delaware

Gulf Coast Fractionators (general partnership)                     Texas

Hub Services, Inc.                                                Delaware

Kansas Gas Supply Corporation                                     Delaware

LPG Services Group, Inc.                                          Missouri

Natural Gas Clearinghouse (general partnership)                   Colorado

Natural Gas Clearinghouse, Inc.                                   Delaware

Natural Gas Clearinghouse of Argentina, Inc.                      Delaware

Natural Gas Clearinghouse of Mexico, Inc.                         Delaware

NGC Anadarko Gathering Systems, Inc.                               Texas

NGC Avoca, Inc.                                                   Delaware

NGC Great Britain Ltd.                                        United Kingdom
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                                                           STATE OR JURISDICTION
                                                              OF INCORPORATION
NAME OF SUBSIDIARY                                            OR ORGANIZATION
------------------                                         ---------------------


NGC Canada, Inc.                                              Alberta, Canada

NGC Cayuta, Inc.                                                  Delaware

NGC Futures, Inc.                                                  Texas

NGC GP, Inc.                                                      Delaware

NGC Global Energy, Inc.                                           Delaware

NGC Global Liquids, Inc.                                          Delaware

NGC Holding Company, Inc.                                         Delaware

NGC Mexico, S.A. de C.V.                                           Mexico

NGC Oil Trading and Transportation, Inc.                           Texas

NGC Regulated Holdings, Inc.                                      Delaware

NGC Steuben, Inc.                                                 Delaware

NGC Storage, Inc.                                                 Delaware

NGC Transportation, Inc.                                          Delaware

NGC UK Limited                                                United Kingdom

NIPC, Inc.                                                         Texas

NOTTI Gathering Company, Inc.                                     Delaware

NOTTI Pipeline Company                                            Delaware

Novagas Clearinghouse Limited Partnership                     Alberta, Canada
  (limited partnership)

O'Keene Gas Gathering Company                                     Oklahoma

Ozark Pipeline, Inc.                                              Delaware

                                       2
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                                                           STATE OR JURISDICTION
                                                              OF INCORPORATION
NAME OF SUBSIDIARY                                            OR ORGANIZATION
------------------                                         ---------------------


Phantex Pipeline Company                                          Delaware

QuickTrade LLC (limited liability company)                        Delaware

Warren Arkansas Gathering, Inc.                                   Arkansas

Warren Energy, Inc.                                                Texas

Warren Energy Resources, Limited Partnership                      Delaware
  (limited partnership)

Warren Gas Liquids, Inc.                                          Delaware

Warren Gas Marketing, Inc.                                        Delaware

Warren Intrastate Gas Supply, Inc.                                Delaware

Warren NGL, Inc.                                                  Delaware

Warren NGL Pipeline Company                                       Delaware

Warren Petroleum Company, Limited Partnership                     Delaware

Warren Petroleum G.P., Inc.                                       Delaware

Warren Transportation, Inc.                                       Delaware

WPC LP, Inc.                                                      Delaware

WTLPS, Inc.                                                       Delaware

Waskom Gas Processing Company (general partnership)                Texas

701289 Alberta Ltd.                                           Alberta, Canada

                                       3